GARTMORE MUTUAL FUNDS

                            Gartmore Nationwide Fund
                              Gartmore Growth Fund
                          Gartmore Large Cap Value Fund
                          Gartmore Mid Cap Growth Fund


                  Prospectus Supplement dated February 9, 2004
                        to Prospectus dated March 1, 2003

     Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

     The Board of Trustees of Gartmore Mutual Funds has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

     Investors should note that an affiliated shareholder owning a significant amount of the outstanding shares of the GARTMORE GROWTH FUND and a smaller amount of the GARTMORE NATIONWIDE FUND as of the date of this prospectus supplement has announced that it will redeem all of its shares of these two Funds by approximately February 27, 2004. The shareholder is transferring the assets in order to set up separate accounts, which will continue to be managed by the same portfolio managers with the same investment objectives. The shareholder will receive its redemption proceeds through a pro rata, in-kind distribution of portfolio investments consistent with the redemption in-kind procedures applicable to affiliated shareholders described above. As a result, the GARTMORE NATIONWIDE FUND and the GARTMORE GROWTH FUND will avoid having to sell significant portfolio assets to raise cash to meet this shareholder's redemption request - thus minimizing the potential adverse effect on each Fund's net asset value per share. The GARTMORE NATIONWIDE FUND and the GARTMORE GROWTH FUND will each continue to be managed consistent with their investment objectives and principal strategies described in the prospectus.

                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE.